UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2024

Juniper Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34501	77-0422528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Innovation Way
Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 745-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	JNPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 2, 2024, Juniper Networks, Inc., a Delaware corporation (the “Company” or “Juniper”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, as further described in Item 5.07 below, the Company’s stockholders approved an amendment to the Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”), to reflect new Delaware law provisions regarding officer exculpation, as further described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2024, as supplemented on March 21, 2024 (the “Proxy Statement”), and previously approved by the board of directors of the Company (the “Board”). On April 2, 2024, the Company filed the certificate of amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The foregoing descriptions of the certificate of amendment and the Restated Certificate do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the certificate of amendment and the Restated Certificate, respectively, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 2, 2024, the Company held the Special Meeting to consider, among other things, certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 9, 2024, by and among the Company, Hewlett Packard Enterprise Company, a Delaware corporation (“HPE” or “Parent”), and Jasmine Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

As of February 23, 2024, the record date for the Special Meeting, there were 324,381,417 shares of Juniper common stock, par value $0.001 per share (“Common Stock”), outstanding, each of which was entitled to one (1) vote for each proposal at the Special Meeting. At the Special Meeting, a total of 265,693,235 shares of Common Stock, representing approximately 81.9% of the outstanding shares of Common Stock issued and outstanding and entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.

At the Special Meeting the following proposals were considered:

(1)	the proposal to adopt the Merger Agreement (the “Merger Proposal”);

(2)

the proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement;

(3)	the proposal to approve an amendment to the Restated Certificate of Incorporation of Juniper, as amended, to reflect new Delaware law provisions regarding officer exculpation; and

(4)	the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement (the “Adjournment Proposal”).

The proposals were approved by the requisite vote of the Company’s stockholders. Sufficient votes were received to approve the Adjournment Proposal, but such an adjournment was not necessary in light of the approval of the Merger Proposal. The final voting results for each proposal are described below. For more information on each of these proposals, please refer to the Proxy Statement.

1. The Company’s stockholders voted on the Merger Proposal:

Votes For	Votes Against	Abstentions
265,381,658	258,541	53,036

2. The Company’s stockholders voted on a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement:

Votes For	Votes Against	Abstentions
252,518,597	11,813,027	1,361,611

3. The Company’s stockholders voted on a proposal to approve an amendment to the Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation:

Votes For	Votes Against	Abstentions
241,115,587	23,610,091	967,557

4. The Company’s stockholders voted on the Adjournment Proposal:

Votes For	Votes Against	Abstentions
254,177,407	11,256,763	259,065

Pursuant to the terms of the Merger Agreement, the completion of the Merger remains subject to various conditions, including, among other things, (1) the absence of any injunction, law or order in an applicable jurisdiction making the Merger illegal or otherwise prohibiting the Merger, (2) the expiration or termination of the applicable waiting period, and any commitments by the parties not to close before a certain date under a timing agreement entered into with a governmental authority, applicable to the consummation of the Merger under the HSR Act and the receipt of clearances, consents and approvals under other applicable antitrust, foreign investment and regulatory regimes, in each case, without the imposition, individually or in the aggregate, of a Burdensome Condition (as defined in the Merger Agreement), (3) the accuracy of the representations and warranties of the Company, HPE and Merger Sub, subject to certain applicable qualifiers set forth in the Merger Agreement, (4) compliance in all material respects with the applicable agreements and covenants of the Company, HPE and Merger Sub under the Merger Agreement and (5) the absence, since January 9, 2024, of any effect, change, event, circumstance or occurrence that has had or would reasonably be expected to have a Material Adverse Effect (as defined in the Merger Agreement with certain limitations) on the financial condition, business or results of operations of Juniper and its subsidiaries, taken as a whole, and that is continuing. As of the date of this Current Report on Form 8-K, the Merger is currently expected to close in late calendar year 2024 or early calendar year 2025, subject to the aforementioned closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements involve risks, uncertainties and assumptions and are based on Juniper’s current expectations, estimates, projections, beliefs and assumptions made by Juniper, all of which are subject to change. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” and similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond Juniper’s control, and are not guarantees of future results. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements and you should not place undue reliance on any such statements, and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining stockholder and regulatory approvals and other conditions to the completion of the transaction; (ii) the ability of HPE to integrate and implement its plans, forecasts and other expectations with respect to Juniper’s business after the completion of the proposed transaction and realize additional opportunities for growth and innovation; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) Juniper’s ability to implement its business strategies; (v) potential significant transaction costs associated with the proposed transaction; (vi) the risks related to HPE’s financing of the proposed transaction, (vii) potential litigation or regulatory actions relating to the proposed transaction; (viii) the risk that disruptions from the proposed transaction will harm Juniper’s business, including current plans and operations, and risks related to diverting management’s attention from Juniper’s ongoing business operations and relationships; (ix) the ability of Juniper to retain and hire key personnel; (x) potential adverse business uncertainty resulting from the announcement, pendency or completion of the proposed transaction, including restrictions during the pendency of the proposed transaction that may impact Juniper’s ability to pursue certain business opportunities or strategic transactions; (xi) legal, regulatory, tax and economic developments affecting Juniper’s business; (xii) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities or current or future pandemics or epidemics, as well as Juniper’s response to any of the aforementioned factors; and (xiii) other risks described in Juniper’s Annual Report on Form 10-K for its fiscal year ended December 31, 2023, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Juniper from time to time with the SEC. These risks should not be considered a complete statement of all potential risks and uncertainty, and are discussed more fully, along with other risks associated with the proposed transaction, in the Proxy Statement filed with the SEC in connection with the proposed transaction. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Juniper does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Juniper Networks, Inc. dated April 2, 2024.

3.2	Restated Certificate of Incorporation of Juniper Networks, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2024

Juniper Networks, Inc.

By:	/s/ Robert Mobassaly
Name:	Robert Mobassaly
Title:	SVP, General Counsel